UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2007

Date of reporting period: March 23, 2007

                         KAVILCO INCORPORATED NEWSLETTER
                                   MARCH 2007

DIVIDEND DECLARATION
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I  am pleased to announce that on March 9, 2007, the Board of Directors declared a cash dividend of $19.00 per share. This dividend was paid to shareholders of record as of March 12, 2007. The dividend was payable on March 23, 2007. Your dividend check is enclosed with this newsletter unless you have direct deposit.

This dividend reflects undistributed earnings from 2006. A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal income tax rate. For shareholders with 100 shares your dividend is $1,900. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $1,140. Therefore, you receive an additional $760 because Kavilco does not have to pay Federal income tax.

KAVILCO  TO  HOST INFORMATIONAL SHAREHOLDER MEETING IN SEATTLE ON SEPTEMBER  15,
2007
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Thank  you  to the shareholders who responded to our letter asking if we  should change the Annual Meeting location to Seattle, Washington to accommodate more attendees. We value your feedback and comments.

The final tally of letters was nearly even with half of our shareholders supporting a location change to Seattle and half requesting that the Annual Meeting remain in Ketchikan.

In order to accommodate our Washington/Oregon shareholders the Board voted to hold an INFORMATIONAL SHAREHOLDER MEETING on SEPTEMBER 15, 2007 at the SEATTLE AIRPORT MARRIOTT, 3201 S. 176th Street, Seattle, Washington.

A buffet luncheon will be provided at noon. The meeting will take place from 1:00 to 3:00 p.m. Primary items of business will be approval of the Kavilco's independent public accountants, the election of Directors whose terms expire this year and shareholder issues.

There were quite a few suggestions that we follow Sealaska's approach for soliciting proxies. Sealaska pays their Class A shareholders $25 when they cast their votes. This incentive results in a high voter turnout so it's very easy to achieve a quorum. However, Kavilco is subject to different tax and federal laws than Sealaska because we are registered under the Investment Company Act of 1940. Unfortunately, the regulations we operate under consider this incentive a "preferential dividend," because Class B shares, which are non-voting shares, cannot participate in the voting process. Under provisions of the Internal Revenue Code that pertains to investment companies preferential dividends could be taxed at the fund and shareholder levels, significantly increasing Kavilco's tax burden.

Please watch your mail or the website for more information as the meeting date approaches.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request a Direct Deposit form by calling Kavilco toll free 1-800-786-9574 or visit our website and print the form.

PORTFOLIO
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Over the past year housing continues to be a major downside risk in our economy.
Wall Street is under the impression that housing has stabilized. We have disputed this notion, and expect the correction in housing to play out over an extended period. Home prices are still extremely high by historical standards, and are likely to erode over a period of years, as occurred in previous major housing downturns. Meanwhile, the inventory of unsold homes remains excessive, and mortgage applications have fallen sharply in recent weeks.

The willingness of lenders to make risky mortgage loans clearly helped fuel the housing bubble and that support has now ended. These loans are referred to sub-prime mortgages and account for only 13% of the total mortgage market. However, the delinquency rates and foreclosures are climbing and 28 sub-prime lenders, which include six major lenders, have either closed their doors or filed for bankruptcy.

Bankers are gradually tightening their lending standards in the face of excess inventory in the new and resale housing market. This will result in a gradual reduction in home prices. A protracted period of stagnant house prices will weigh on the consumer sector, but the more important trend will be the strength of the labor market. As long as employment grows, then spending power will rise. We have been monitoring various labor indexes and, on balance, the message seems to be that employment growth may slow, but there is no indication of a major problem. Employment trends merit close watching.

It remains a very challenging environment for investors. No asset class screams out as compellingly cheap, and there are many reasons to be nervous about the economic and financial outlook. We continue to expect the benign environment of moderate growth and low inflation to persist through this year. Recession fears may escalate in the months ahead as economic data disappoints, but with labor holding up and the Federal Reserve holding short-term interest rates at the current level, the classic pre-conditions for an economic downturn do not exist.

Our investment strategy has not changed much. We have doubled the funds available for equity investments to $2 million. So far, we have either invested or are considering the following sectors: gold and silver, high yielding Dow stocks, various stock indexes, oil and gas, and utilities. Some technical signs, such as weakening momentum, have been signaling that the market is vulnerable to a correction worse than the global market sell-off that started in China. It is during these market corrections that we will be actively investing.

Over the past three years the 10-year Treasury yield has fluctuated between 4% and 5%. We actively trade 10- and 30-year Treasury Bonds based upon minor shifts in interest rates. This speculative strategy has provided a nice bump up in earnings. So far this year, our technical analysis has not flashed a buy signal for this strategy.

HAW AA TO GENEROUS KHHF DONORS
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Kasaan  Haida  Heritage Foundation (KHHF) says thank you  to  all  the  generous
Kavilco shareholders and their guests for attending the Kavilco annual dinner where KHHF held its yearly fundraising raffle. A special thank you to DIANE AND GEORGE DEMMERT for opening their home to us to fill baskets for grand prizes, raffle, door prizes, silent auction and the bid auction. Thanks to all our donors who helped make the raffle a success.

Jeane Breinig
Valborg Braz
Diane & George Demmert
Eleanor Hadden
Kris & Sara Hadden
Ramona Hamar
Caroline Hendrixson
Eleanor Jones
Laird Jones
Louis & Paige Jones, Sr.
Mary & Willard Jones
Erma Lawrence
Opal Olsen
Nettie B. Ralph
Linda & Bill White

A detailed list of donations and prizewinners will be in the 2007 Fall KHHF Newsletter. Due to the active bidding by generous attendees, KHHF was able to raise $3,330.

KAVILCO.COM
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It  is  important  for  Kavilco  to have your most current  shareholder  contact information and to know who will receive your shares after your death. Kavilco's website, kavilco.com, has frequently requested affidavits and forms available in PDF files. You must have Adobe Acrobat 6.0 or better to view the forms and/or print. You may download a freeware copy from the website.

In an effort to keep communication clear and consistent with our shareholders, Kavilco has added a "Frequently Asked Questions" page which answers many shareholder questions and provides links to find additional information. Please call the shareholder toll free number 1-800-786-9574 if you have additional questions or need a form that is not available on the website.

IN KASAAN
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WHALE  HOUSE  REPORT.  Kavilco  has  finally received  the  final  Architectural
Analysis and Condition Survey of the Chief Son-I-Hat Whale House from MRV Architects in Juneau, Alaska. The report also includes a Report on the History, Condition and Preservation for the Son-I-Hat Whale House and Totem Park by Mary Pat Wyatt, the firm's Conservation Consultant.

The architects have come up with a preliminary $2.5 million cost on reconstruction and repairs on the house. Once a funding source is located, expenses could increase as work begins. We are still hoping for a direct appropriation from the Federal government since this facility was under the care of the U.S. Forest Service until Kavilco's land selection process was completed in the 1970s. Applications for other grants will be ongoing.

BROADBAND UPDATE. Kavilco's lease of land to Alaska Power & Telephone (APT) near Kasaan Mountain for cellular broadband service is scheduled to be in operation by August 2007. The concrete foundation was completed last fall and the tower will be constructed as weather permits.

LOW INCOME HOUSING. Kasaan has been quiet during the winter, with the exception of three low income housing duplexes under construction. They are scheduled to be completed by early April, weather permitting. Occupation will occur soon after completion.

Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office 800-786-9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO